File Number: 333-108472
                                              Filed Pursuant to Rule 497(e) of
                                                    the Securities Act of 1933


                      Pioneer Select Mid Cap Growth Fund

                       Supplement dated January 22, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
                              Dated April 1, 2013

The Board of Trustees of Pioneer Select Mid Cap Growth Fund has approved the reorganization of the Fund with and into Pioneer Growth Opportunities Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. The Reorganization is expected to occur in the second quarter of 2013. The Reorganization does not require shareholder approval.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Select Mid Cap Growth Fund will reorganize with and into Pioneer Growth Opportunities Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Select Mid Cap Growth Fund."

    . Pioneer Select Mid Cap Growth Fund's investment team will manage the Combined Fund.

    . The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Select Mid Cap Growth Fund.

    . The management fee payable by the Combined Fund (0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion) will be the same as the management fee payable by Pioneer Select Mid Cap Growth Fund.

    . It is currently anticipated that the historical performance of Pioneer Select Mid Cap Growth Fund will become the Combined Fund's historical performance.

    . The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Prior to consummation of the Reorganization, the shareholders of Pioneer Select Mid Cap Growth Fund will be sent an Information Statement containing important information about the Reorganization and the Combined Fund.